Exhibit 4.1

NUMBER RRX COMMON STOCK COMMON STOCK    SHARES   CUSIP 75953J 10 7   SEE REVERSE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFICATE IS TRANSFERABLE IN  NEW YORK, NY    RELIANT PHARMACEUTICALS, INC.  THIS CERTIFIES THAT   IS THE OWNER OF FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF RELIANT PHARMACEUTICALS, INC. transferable on the books of the Corporation by the holder of record hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.  Dated:   COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, NY) CHAIRMAN OF THE BOARD  TRANSFER AGENT    AND REGISTRAR      BY:    AUTHORIZED OFFICER   SECRETARY  AMERICAN BANK NOTE COMPANY PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 711 ARMSTRONG LANE PROOF OF SEPTEMBER 5, 2007 COLUMBIA, TENNESSEE 38401 RELIANT PHARMACEUTICALS, INC. (931) 388-3003 TSB 28095 FC SALES:       R. JOHNS       516-731-2885 Operator:               Ron / ETHER 7 / LIVE JOBS / R / RELIANT 28095 FC New  PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF:         OK AS IS           OK WITH CHANGES            MAKE CHANGES AND SEND ANOTHER PROOF Colors Selected for Printing: Logo prints in 4-color process. Border prints in SC-7 Dark Blue. COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:   TEN COM — as tenants in common UNIF GIFT MIN ACT—  Custodian  TEN ENT — as tenants by the entireties (Cust)                (Minor)  JT TEN — as joint tenants with right of survivorship and not as tenants in common under Uniform Gifts to Minors Act        (State)  Additional abbreviations may also be used through not in the above list.  For value received,                  hereby sell, assign and transfer unto  PLAEASE INSERT SOCIAL SECURITY OR OTHER  IDENTIFYING NUMBER OF ASSIGNEE    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)    Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                             Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.   Dated        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.    Signature(s) Guaranteed:       THE SIGNATURE (S) MUST BE GUARANTEED BY AN ELIGIBLE GURANTOR INSTITUTION (BANKS, STOCKBROKERS SAVINGSAND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad – 15.    AMERICAN BANK NOTE COMPANY PRODUCTION COORDINATOR: MIKE PETERS 931-490-1714 711 ARMSTRONG LANE PROOF OF SEPTEMBER 5, 2007 COLUMBIA,TENNESSEE 38401 RELIANT PHARMACEUTICALS, INC. (931) 388-3003 TSB 28095 BK (LITHO)   SALES:       R. JOHNS         516-731-2885 Operator:           Ron / ETHER 7/ LIVE JOBS / R / RELIANT 28095 BK New  PLEASE INTIAL THE APPROPRIATE SELECTION FOR THIS PROOF:             OK AS IS           OK WITH CHANGES       MAKE CHANGES AND SEND ANOTHER PROOF